Exhibit 10.30

***Certain information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Such omitted information is indicated by brackets (“[***]”) in this exhibit***

Non-Exclusive License Agreement

This Agreement is made effective as of the 20th day of September 2019, (“Effective Date”) by and between iPS Academia Japan, Inc. (hereinafter “AJ”), a Japan corporation, with a principal office at 207 International Science Innovation Building East Wing, Kyoto University, 36-1 Yoshida-honmachi, Sakyo-ku, Kyoto, 606-8501, JAPAN and Aspen Neuroscience, Inc. (hereinafter “LICENSEE”), a Delaware corporation, with a principal office at 10835 Road to the Cure, Suite 100, San Diego, CA 92121, U.S.A. AJ and LICENSEE may be referred to individually as “Party” or collectively as “Parties”.

Recitals

WHEREAS, AJ is the owner of license rights tinder certain intellectual properties relating to induced pluripotent stem cell (“iPS cell”) technologies and has the right to giant licenses under the Licensed Patents, which have been granted to AJ by Kyoto University under the license agreement [***], as amended (“Kyoto Agreement”);

WHEREAS, AJ desires to have the intellectual properties relating to iPS cell technologies developed and commercialized worldwide;

WHEREAS, LICENSEE desires to obtain a license right under the intellectual properties relating to iPS cell technologies for LICENSEE’s use in development and commercialization of its products for human therapeutic use in the Territory; and

WHEREAS, LICENSEE wishes to obtain from AJ, and AJ is willing to grant to LICENSEE a license under the Licensed Patents for the development, manufacture and sale of Licensed Products in the Territory in accordance with the provisions of this Agreement (all capitalized terms as defined herein).

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Parties intending to be legally bound agree as follows:

1.
Definitions

For the purpose of this Agreement, the terms set forth hereinafter shall be defined as follows:

1.1
“Affiliate” means any corporation or entity that directly or indirectly Controls, is Controlled by, or is under common Control with, another corporation or entity.
1.2
“Agreement” means this Non-Exclusive License Agreement only.
1.3
“Anniversary Date” means the anniversary of the Effective Date in any given year.

1.4
“Area” means Europe, North America or ROW.
1.5
“Confidential information” means any and all information, including without limitation any knowledge, practice, process or other proprietary information, disclosed by a Party (“Disclosing Party”) to the other Party (“Receiving Party”) under this Agreement which (i)conspicuously marked “confidential” or “proprietary”, or (ii) if disclosed orally, is identified as confidential at the time of disclosure and confirmed to be confidential in writing within thirty (30) days after the disclosure date.
1.6
“Control” means (a) direct or indirect ownership of fifty percent (50%) or more (or the maximum ownership interest permitted by applicable laws) of the stock or shares having the right to vote for the election of directors of such corporate entity or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.
1.7
“Effective Date” means the date first above written.
1.8
“Europe” means the area consisting of twenty-seven (27) European Union member countries as of the Effective Date (consisting of Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain and Sweden), Liechtenstein, Switzerland, Turkey and the United Kingdom.
1.9
“Field of Use” means human therapeutic use including administration or application of Licensed Products to humans.
1.10
“IND Application” means an application of investigational New Drug in the U.S.A. or any equivalent application to a drug administration agency to begin clinical investigation.
1.11
“Licensed Cells” means Licensed iPS Cells and/or Licensed Differentiated Cells.
1.12
“Licensed Differentiated Cells” means [***].
1.13
“Licensed iPS Cells” means human iPS cells the manufacture or use of which is covered by the Licensed Patents.
1.14
“Licensed Patents” means the patents and/or patent applications listed in Appendix A attached hereto and any and all patents and patent applications corresponding to those patents and patent applications in the Territory including divisionals, continuations, continuations-in-part, renewals, reissues, re-examinations and extensions, which are owned or licensable by AJ, provided, however that continuation-in-part hereunder shall be restricted to the scope of the disclosure of such continuation-in-part application that is entitled to the priority date or the patent application or patent above.
1.15
“Licensed Products” means therapeutic products for the Field of Use in any font manufactured by LICENSEE which contain Licensed Differentiated Cells.

1.16
“NDA” means New Drug Application in the U.S.A. or any equivalent application to a drug administration agency to obtain marketing authorization including conditional marketing authorization of a new drug.
1.17
“NDA Approval” means marketing authorization of a new drug obtained through the NDA process in the U.S.A. or any equivalent marketing authorization by a drug administration agency, which includes conditional marketing authorization.
1.18
“Net Sales” means the total gross sales amount of Licensed Products by LICENSEE to medical institutions in which the Licensed Products are clinically applied to patients, less deductions for (i) trade discounts customarily and actually allowed, (ii) credits for returns, allowances or trades, actually granted, and (iii) any tax imposed on the sale of the Licensed Products, provided, however, that the total of such deductions (i) to (iii) shall not exceed [***].
1.19
“Non-SSE” means an entity other than SSE.
1.20
“North America” means the area consisting of United States of America arid Canada.
1.21
“Reporting Period” has the meaning set forth in Section 3.4 hereof.
1.22
“ROW” means the area in the Territory consisting of countries which are not included in North America or Europe.
1.23
“Small and Startup Entity (SSE)” means [***].
1.24
“Term” has the meaning set forth in Section 10.1 hereof.
1.25
“Territory” means worldwide.
1.26
“Third Party” means any person or entity that is not a Party.
1.27
“Collaborators” means Collaborator 1, Collaborator 2, and Collaborator 3 as further defined below;

“Collaborator I” means an entity which [***];

“Collaborator 2” means a [***] listed in Appendix G which [***] listed in the appendix with LICENSEE using Licensed Cells transferred from LICENSEE under Section 2.3; and

“Collaborator 3” means a [***] listed in Appendix G [***] listed in the appendix with LICENSEE for the purpose of LICENSEE’s development or manufacturing of Licensed Cells and/or development, manufacture or commercialization of Licensed Products using Licensed Cells transferred from LICENSEE under Section 2.3.

If LICENSEE wishes to add an entity as a Collaborator 2 and/or Collaborator 3 to Appendix G, LICENSEE shall notify AJ of a name of each such entity and planned research outline in order to obtain AJ’s prior approval, which may be exchanged by e-mails.

2.
Grant
2.1
Subject to the terms and conditions of this Agreement, AJ hereby grants to LICENSEE, and LICENSEE hereby accepts, a limited, non-exclusive, non-transferable and royalty bearing license, without the right to grant or authorize sublicenses, under the Licensed Patents in the Territory for the Field of Use for the Term,
(i)
to develop, make, have made and use Licensed Cells solely for LICENSEE’s development and manufacture of Licensed Products, and
(ii)
to develop, make, have made, sell, have sold, import and export Licensed Products For clarity, LICENSEE shall not sell, transfer or provide the Licensed Cells to any Third Patty.
2.2
Notwithstanding the provision of Section 2.1, LICENSEE shall not use the Licensed Cells (i) for its internal research including drug screening, or (ii) for development, manufacture, use or sale of human therapeutic, diagnostic and/or prophylactic products other than Licensed Products, and/or animal therapeutic, diagnostic and/or prophylactic products. Moreover, LICENSEE shall not use the Licensed Cells or Licensed Products (i) for human clinical use in human subjects for diagnostic or prophylactic purposes, or (ii) for veterinary use in animals for therapeutic, diagnostic or prophylactic purposes.
2.3
Notwithstanding the provision of Section 2,1, LICENSEE is allowed (i) to transfer the Licensed Cells to Collaborators and (ii) to have such Collaborators [***] in the Field of Use in such Collaborators’ facilities solely for the purpose of LICENSEE’s development and/or manufacturing and/or commercialization of the Licensed Products [***] (“Purpose”), provided that LICENSEE (a) ensures that in no event Collaborators shall use Licensed Cells obtained from LICENSEE for any purpose other than the Purpose, (b) prohibits transfer of the Licensed Cells obtained from LICENSEE to any other third party from Collaborators [***] solely for the Purpose, and (c) upon termination or expiration of this license or the collaboration with Collaborators, whichever is earlier, ensures that Collaborators destroy the Licensed Cells obtained from LICENSEE or return them to LICENSEE.
2.4
LICENSEE hereby grants to AJ a non-exclusive, worldwide, royalty-free and paid-up license under the LICENSEE Improvement Patents (as defined below), with a right to sublicense to Kyoto University and other bona fide non-commercial academic institutions in Japan for their academic research and educational purposes. For the purpose of this provision, “LICENSEE Improvement Patents” means any patent or patent application owned by LICENSEE that covers any improvement made by LICENSEE in the course of or as a result of the exercise by LICENSEE of the license granted by AJ under this Agreement.
2.5
Each Party acknowledges that the rights and licenses granted under this Article 2 and elsewhere in this Agreement are limited to the scope expressly granted, and no license is granted under any patent other than the Licensed Patents. Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. All rights with respect to intellectual property rights that are not specifically granted herein are reserved to the owner thereof.

2.6
LICENSEE shall conduct development, manufacture and sales of Licensed Products under its own responsibility and shall utilize commercially reasonable due diligence in developing and marketing Licensed Products in the Territory, in accordance with Section 12.16 of this Agreement. LICENSEE shall submit an annual report to AJ on the progress of developing Licensed Cells and Licensed Products during the previous calendar year by January 31 of each calendar year. LICENSEE shall use the annual report format exemplified in Appendix B which may be modified under prior mutual written agreement.
2.7
LICENSEE shall submit a written notice to AJ [***] after each NDA Approval of the Licensed Products in the countries or areas in the Territory. LICENSEE shall use the event notice format exemplified in Appendix C which may be modified under prior mutual written agreement.
2.8
Product Marking. Prior to the issuance of patents under Licensed Patents, LICENSEE shall mark Licensed Products (or their containers or labels) made, sold, or otherwise disposed of by LICENSEE under the license granted in this Agreement with the words “Patent Pending”, and following the issuance of one or more patents, with the numbers of any applicable Licensed Patents, in accordance with the laws of the territory in which such patent rights exist.
2.8.1
LICENSEE shall not use the names, abbreviated names, marks, emblems, or logos of AJ, Kyoto University, the inventors of the Licensed Patents, and the institution(s) that the inventors of Licensed Patents belong to (“AJ Group”), or any description that misleads or may mislead Third Parties about any association of Licensed Products to AJ Group, in any manner and in any materials (including but not limited to promotional materials, product labels, containers, packages, or usage instructions of Licensed Products or company brochures, website or presentations of LICENSEE, except as approved by AJ under Section 12.7) to be exposed to Third Parties.
3.
Fees and Royalties
3.1
Upfront Fee. In consideration of the license granted under this Agreement, LICENSEE shall pay to AJ a non-creditable and non-refundable upfront fee of thirteen thousand United States dollars (US$13,000) after the Effective Date.

In the case of termination of this Agreement, LICENSEE shall pay to Al the balance, if any, between the upfront fee paid by the date of termination and thirteen thousand United States dollars (US$13,000) after the date of termination pursuant to Section 11.2.

3.2
Annual Maintenance Fees. In consideration of the license granted under this Agreement, LICENSEE shall pay to AJ, from and including the calendar year of 2020 through and including the calendar year of the first NDA Approval of the Licensed Products in the Territory, a non-creditable and non-refundable annual maintenance fee of twelve thousand United States dollars (US$12,000), within [***] after the close of each calendar year during the Term.
3.3
Milestone Payments. In consideration of the license granted under this Agreement, LICENSEE shall pay to AJ non-creditable and non-refundable milestone payments as defined below.

3.3.1
LICENSEE shall pay the amounts in the Table 1 below [***] from the date of the respective events with regards to IND Application:

Table I
Events	Amounts
(i) LICENSEE first files an IND Application for the Licensed Products in any of the Areas.	[***]
(ii) LICENSEE first files an IND Application for the Licensed Products in the Areas excluding the Area where the IND Application is lust filed under the above subsection (i).	[***]
(iii) LICENSEE first files an IND Application for the Licensed Products in the Area excluding the Areas where the IND Application is first filed under the above subsections (i) and (ii).	[***]

For clarity, the milestone payments under this Section 3.3.1 shall be paid only once for each of the events in each corresponding Area.

3.3.2
LICENSEE shall pay the amounts in the Table 2 below [***] from the date of the respective events with regards to NDA:

Table 2
Events	Amounts
(i) (a)LICENSEE first files an NDA for the Licensed Products in any of the Areas, OR (b) [***].	[***]

(ii) After the occurrence of either of the events under the above subsection (i), LICENSEE first files an NDA for the Licensed Products in the Areas excluding the Area where the NDA is first filed under the above subsection (i)(a) in such case.

[***]

(iii) After the occurrence of either of the events under the above subsection (ii) LICENSEE first files an NDA for the Licensed Products in the Area(s) excluding the Area(s) where the NDA is first filed under the above subsection (i)(a), and/or subsection (ii).

[***]

For clarity, the milestone payments under this Section 3.3.1 shall be paid only once for each of the events in each corresponding Area.

3.3.3
LICENSEE shall pay the amounts in the Table 3 below [***] after the close of the Reporting Period (defined in Section 3.4) with regards to sales made after NDA Approval:

Table 3
Events	Amounts
(i) The cumulative Net Sales of the Licensed [***] thereof in the [***].	[***]
(ii) The cumulative Net Sales of the Licensed Products from the beginning of the sales thereof in the Territory reach [***].	[***]

For clarity, the milestone payments under this Section 3.3.1 shall be paid only once for each of the events.

3.3.4
LICENSEE shall provide AJ with a written notice reporting the occurrence of each of the events defined in Sections 3.3.1 to 3.3.2 within ten (10) days after the occurrence thereof, and such notice shall include the occurred event, area, country and date. LICENSEE shall use a notice format exemplified in Appendix C which may be modified under mutual agreement. LICENSEE shall provide AJ with a written notice reporting the cumulative Net Sales and the occurrence of each of the events defined in Section 3.3.3 by using a format exemplified in Appendix E which may be modified under prior mutual written agreement.
3.4
Running Royalties. In consideration of the license granted under this Agreement, LICENSEE shall pay to AJ a non-refundable running royalty in each quarter of a calendar year [***] after the close of each quarter of a calendar year (hereinafter defined as “Reporting Period”). When the Licensed Products are sold for compensation for other than United States dollars, conversion of foreign currency to United States dollars will be made in the same manner as LICENSEE converts all of its other revenues, provided that (i) such manner is consistent with the United States’ generally accepted accounting principles, and (ii) the exchange rates employed are those quoted by [***] as of the last business day of each quarter of a calendar year (“business day” in this section means a business day on which the New York foreign exchange market opens and New York Closing Snapshot provides the currency rate of the day).
3.5
Annual Minimum Royalties. In consideration of the license granted under this Agreement, LICENSEE shall pay to AJ, from and including the next calendar year after the calendar year of the first NDA Approval of the Licensed Products in the Territory through and including the calendar year of expiration or termination of this Agreement, the non-refundable balance between Annual Minimum Royalty (as defined below) and the total amount of the running royalties in preceding four (4) Reporting Periods (“Creditable Running Royalties”) [***] after the close of each calendar year during the Term only if the Creditable Running Royalties do not exceed the Annual Minimum Royalty. For the purpose of this section, “Annual Minimum Royalty” means twenty thousand United States dollars (US$20,000).

3.6
LICENSEE shall notify AJ of it if LICENSEE becomes Non-SSE through a change of Control referred to in Section 10.8, a natural business expansion or any reason. Such notification shall include the date of the change from SSE to Non-SSE, and be made in writing in advance of or at the latest [***] of such change from SSE to Non-SSE. LICENSEE shall be deemed to be Non-SSE on and after the date of the change from SSE to Non-SSE identified in the notification,
3.7
Notwithstanding the provisions of Sections 3.1 to 3.5 above, once LICENSEE has become Non-SSE, the financial terms for Non-SSE defined in Appendix D shall be applied. In this case, LICENSEE shall pay (i) [***] which is the difference of the upfront fees between SSE and Non-SSE within six (6) months after the date of the change from SSE to Non-SSE, (ii) the annual maintenance fees or annual minimum royalties for Non-SSE from the next calendar year after the calendar year of the change from SSE to Non-SSE, and (iii) applicable milestone payments for Non-SSE from the date of the change from SSE to Non-SSE, provided, however that (i) [***] shall be paid only when LICENSEE employs more than [***], or has received [***] in total as financial resources, including, but not limited to, investments, funds or grants.
4.
Payment
4.1
Running royalties referred to in Section 3.4 shall be determined on a country-by-country and product-by-product basis, and shall only be due with respect to Licensed Products in the applicable country in the Territory so long as the development, manufacture, sale, import or export of the Licensed Products is covered by Licensed Patents in such country.
4.2
On or after the date when any and all Licensed Patents arc extinguished in a country in the Territory by any reason including, but not limited to, expiration, lapse, revocation, cancellation or abandonment of issued patents of the Licensed Patents, irrevocable decision of a court or other governmental agency of competent jurisdiction to invalidate issued patents of the Licensed Patents, cancellation, withdrawal or abandonment of pending applications of the Licensed Patents, or rejection for pending applications of the Licensed Patents by a governmental entity or other governmental action against which no appeal can be taken (“Extinguishment Date”), LICENSEE has no obligations to pay to AJ the running royalty for the Licensed Patents used in such country; however, LICENSEE shall pay the applicable running royalties for the Licensed Patents used before the Extinguishment Date in such country in accordance with Section 3.4 and this Article 4, and submit a written royalty statement to AJ pursuant to Section 5.1. On or after the Extinguishment Date, LICENSEE may, in such country, (i) sell Licensed Products manufactured before the Extinguishment Date, (ii) complete the production of Licensed Products in process as of the day before the Extinguishment Date and sell the same, and (iii) manufacture Licensed Products from any arid all Licensed Cells made before the Extinguishment Date and sell the same, provided that in any of the above (i) to (iii), LICENSEE shall pay the applicable running royalties in accordance with Section 3.4 and this Article 4, and submit a written royalty statement to AJ pursuant to Section 5.1.

4.3
All the payments to AJ under this Agreement shall be made in United States dollars. The remittance fees and other fees necessary for the payment under Article 3 shall be borne by LICENSEE. Both Parties hereto shall claim exemptions from withholdings of income tax regarding any payment to AJ under the tax treaty from time to time in effect. As part of claiming exemption from withholdings under the tax treaty, AJ shall provide LICENSEE with a completed U.S. Form W-8BEN-E, “Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)”, prior to any payment being made by LICENSEE, in order to secure and document the reduced treaty rate of withholding. in the event that any amount is required to be withheld from payments otherwise due to AJ under the laws of the U.S.A. or other laws, LICENSEE shall so notify AJ, obtain appropriate documentation of such requirement, deduct from payments to AJ the appropriate amount of withholding taxes imposed hereunder, and pay such taxes on behalf of AJ. LICENSEE shall provide AJ with receipts or certificates showing the payment of the amounts withheld pursuant to this Section 4.3 [***] of each payment under Article 3. LICENSEE shall use reasonable commercial efforts to provide all forms, documents, and/or other information necessary to comply with or reduce any tax payable pursuant to this Section 4.3 or necessary to establish AJ’s right to a tax credit in respect of any such tax. Any other tax (other than any based on AJ’s income) levied by any authority in the Territory shall be for the account of LICENSEE. The Parties acknowledge that, as of the Effective Date, Article 12 of the Convention between the Government of Japan and the Government of the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income (“Convention”) effective as of March 30, 2004 provides that the United States taxes should not be imposed on royalties received by a resident of Japan. In the event the Convention expires, changes or otherwise becomes unenforceable, the party responsible under the then current law shall pay all taxes related to the fees and royalties under Article 3.
4.4
The royalties and other payments set forth in this Agreement shall, if overdue, bear interest until paid at [***]. The payment of such interest shall not foreclose AJ from exercising any other right it may have as a consequence of the lateness of any payment.
4.5
Payments under this Agreement shall be made to AJ by wire transfer, to the following account:

[***]

5.
Reports and Records
5.1
On or before each due date of the running royalties set forth in Section 3.4 of this Agreement, LICENSEE shall submit to AJ a written royalty statement showing:
(i)
Numbers and names of Licensed Products sold, and names of Licensed Patents (AJ No.) which are used in Licensed Products sold by LICENSEE during the preceding Reporting Period in each country of the Territory;
(ii)
Gross receipts and Net Sales of such Licensed Products and the royalties due in such Reporting Period, product by product, in each country of the Territory; and
(iii)
Total royalty amount and total payment to AJ.

LICENSEE shall submit the written royalty statement to AJ from and including the quarter of the first NDA Approval of the Licensed Products in the Territory even if there are no actual sales of Licensed Products during the Reporting Period. LICENSEE shall use royalty statement format exemplified in Appendix E which may be modified under prior mutual written agreement.

5.2
On or before the due date of the balance between the Annual Minimum Royalty and the Creditable Running Royalties set forth in Section 3.5 of this Agreement, LICENSEE shall submit to AJ a written payment statement showing the balance between the Annual Minimum Royalty and the Creditable Running Royalties. LICENSEE shall use payment statement format exemplified in Appendix F which may be modified under prior mutual written agreement.
5.3
LICENSEE shall keep records in sufficient detail to enable the fees and royalties payable by LICENSEE hereunder to be determined. Such records will be maintained for no less than five (5) years alter the year to which they pertain. LICENSEE shall permit said records to be inspected at the cost of AJ during regular business hours by an independent auditor selected by AJ and acceptable to LICENSEE for this purpose, but only to the extent necessary to verify the amount of the fees and royalties payable hereunder to AJ; [***]. The auditor making such inspection shall report to AJ only the information LICENSEE is required to show on a royalty statement as well as fees and royalties referred to in Articles 3 and 4 hereunder. Such audit may be conducted no more frequently than once per calendar year.
6.
Representations and Warranties
6.1
AJ makes (i) no representation or warranty as to the validity, scope, or enforceability of the Licensed Patents, and (ii) no representation or warranty that LICENSEE’s exercise of the license granted under this Agreement will not infringe any patent or any intellectual property owned by any Third Party.
6.2
Each Party represents and warrants, as of Effective Date, to the other that:
(i)
such Party is a company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized;
(ii)
such Party has the legal power and authority to execute, deliver and perform this Agreement;
(iii)
the execution, delivery and performance of this Agreement by such Party have been duly authorized by all necessary corporate action;
(iv)
this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms and conditions; and
(v)
the execution, delivery, and performance of this Agreement will not cause or result in a violation of any law of such Party’s charter documents, or of any contract by which such Party is bound.
6.3
LICENSEE represents and warrants, as of the Effective Dale, to AJ that LICENSEE is SSE under Section 1.23.

6.4
Except as expressly set forth herein, AJ MAKES NO REPRESENTATIONS AND EXPRESSES NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, TO LICENSEE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT DEVELOPMENT, MANUFACTURE OR SALE OF LICENSED PRODUCTS SHALL NOT INFRINGE ANY PATENT OR OTHER RIGHT OF A THIRD PARTY.
6.5
IN NO EVENT SHALL AJ OR ITS AFFILIATES BE LIABLE HEREUNDER TO LICENSEE OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR LOSS OF USE DAMAGES)ARISING FROM DEVELOPMENT, MANUFACTURE OR SALE OF LICENSED PRODUCTS, EVEN IF AJ HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.
7.
Confidentiality
7.1
During the Term, each Party (1) shall maintain the other Party’s Confidential Information furnished to it by the Disclosing Party in strict confidence, (ii) shall not disclose such Confidential Information to any Third Party, and (iii) shall use such Confidential Information only to the extent necessary to perform this Agreement, except that these obligations shall not apply to information that:
(a)
was publicly known at the time of disclosure by the Disclosing Party or has become publicly known through no breach of this Agreement by the Receiving Party, as evidenced by records, however maintained;
(b)
was lawfully in the possession of the Receiving Party prior to receipt from the Disclosing Party, as evidenced by records, however maintained;
(c)
is acquired by the Receiving Party from a Third Party not under an obligation of confidentiality, as evidenced by records, however maintained; or
(d)
is independently and lawfully developed by the Receiving Party without use of the Disclosing Party’s Confidential Information, as evidenced by records, however maintained.

The obligations under this Section 7.1 (i) and (ii) shall continue for five (5) years after the date of expiration or termination of this Agreement. The terms and conditions of this Agreement shall be considered Confidential Information of both Parties. Upon the expiration or termination of this Agreement, the Receiving Party shall return or destroy (and certify to the Disclosing Party that it has destroyed) all Confidential Information it has received from the Disclosing Party under this Agreement, as may be requested by the Disclosing Party.

7.2
If the Receiving Party is compelled to disclose Confidential Information of the Disclosing Party by an administrative or court order of competent jurisdiction, any such disclosure shall not be a breach hereunder, provided that reasonable advance notice shall be given to the Disclosing Party to permit the Disclosing Party to ensure that such disclosure is subject to all applicable governmental or judicial protection available for like material.

7.3
Notwithstanding the above, AJ may (i) disclose the terms and conditions of this Agreement to the owner of the Licensed Patents for its records, and (ii) disclose the status of implementation of this Agreement to the owner of the Licensed Patents, including the amount of payments and reports under Articles 4 and 5 hereof under the appropriate confidentiality protection set forth in the Kyoto Agreement.
8.
Patent Enforcement
8.1
AJ or the owner of the Licensed Patents shall have, at its expense, the sole right to file for, prosecute and maintain the Licensed Patents, using patent counsel of its choice. It is the present intention of AJ or the owner of the Licensed Patents, as the case may be, to pursue prosecution of applications of, and maintain the Licensed Patents. However, LICENSEE acknowledges that neither AJ nor the owner of the Licensed Patents shall, in any event, be responsible to LICENSEE for any act or omission relating to the preparation, prosecution and maintenance of any and all patent applications or patents of the Licensed Patents.
8.2
AJ or the owner of the Licensed Patents intends to enforce Licensed Patents against infringers or otherwise act to eliminate infringement, when, in AJ’s or such owner’s sole judgment, such action may be reasonably necessary, proper, and justified and makes reasonable business sense considering all factors. In the event that LICENSEE believes there is infringement of any Licensed Patent under this Agreement which is to LICENSEE’s substantial detriment, LICENSEE may, subject to any of its obligations of confidentiality, provide AJ with notification and reasonable evidence of such infringement. If AJ and/or the owner of the Licensed Patents takes action to remedy the infringement, LICENSEE shall provide reasonable assistance as requested by AJ. Nonetheless, AJ or the owner of the Licensed Patents is under no obligation to bring any action or proceeding against any entity for infringement of the Licensed Patents.
9.
Indemnification

LICENSEE shall, except to the extent that the same can be shown to have been caused by AJ or its Affiliates, defend, indemnify and hold harmless AJ, its Affiliates, the owner of the Licensed Patents, the inventors of the Licensed Patents, and the directors, officers, employees and agents of AJ and its Affiliates (together, “AJ Indemnified Entities”) from and against any and all claims, liabilities, losses, damages or expenses (including but not limited to reasonable attorneys’ fees and other costs of defending any action) that any of the AJ Indemnified Entities may sustain or incur as a result of any claim of a Third Party based on the gross negligence, recklessness or willful misconduct of LICENSEE, or any of its employees or agents in performing its obligations or exercising the license granted pursuant to this Agreement.

10.
Term and Termination
10.1
This Agreement shall be effective on the Effective Date and, unless terminated sooner as provided herein below or by mutual agreement, remain in force and expire upon the expiration of the last to expire patent within Licensed Patents (“Term”) in the Territory.
10.2
Either Party shall have the right to remedy a breach of this Agreement where such breach is capable of remedy within a reasonable period of time, but in no event later than [***] after the first notification of the breach by the non-breaching Party.

10.3
Termination by AJ. AJ may terminate this Agreement:
(i)
upon ten (10) days prior written notice to LICENSEE for LICENSEE’s failure to cure LICENSEE’s breach of this Agreement during the period in Section 10.2;
(ii)
immediately if LICENSEE becomes insolvent, files a petition under any bankruptcy or insolvency act, or has any such petition filed against it or any of its assets, to the extent permitted by law;
(iii)
immediately if LICENSEE contests or challenges, directly or indirectly, the validity of any Licensed Patent in any country;
(iv)
immediately if LICENSEE conducts any act including but not limited to fraud or willful misconduct that directly incurs incurable damages to credibility, trust or reputations of the AJ Group (defined in Section 2.8.2); or
(v)
according to Section 10.8.

In the event that AJ terminates this Agreement under this Section 10.3 (i) for LICENSEE’s unremedied breach of this Agreement, LICENSEE shall have the right to sell Licensed Products during said ten (10) day notice period, and shall thereafter discontinue all sales of Licensed Products, subject to LICENSEE’s continuing obligation to make all payments due under Articles 3 and 4, including royalties on sales during such ten ( i 0) day notice period.

10.4
Termination by LICENSEE. LICENSEE may terminate this Agreement:
(i)
without cause upon [***] prior written notice to AJ; or
(ii)
immediately if AJ conducts any act that incurs incurable damages to credibility, trust or reputations of LICENSEE.
10.5
Termination of Kyoto Agreement. in the event that the Kyoto Agreement pursuant to which Al has obtained the rights to grant the license to LICENSEE in this Agreement is terminated, this Agreement shall be automatically terminated on the date of termination of the Kyoto Agreement. In such a case, AJ shall cause Kyoto University (or its nominee) to meet for negotiation between LICENSEE and Kyoto University (or its nominee), so that such parties may negotiate with each other the grant of a license between LICENSEE and Kyoto University (or its nominee) on the similar terms and conditions set forth in this Agreement, without duplication of or demand for any fee similar to payments previously made by LICENSEE under Article 3 of this Agreement, provided that (i) Kyoto University does not take over any liability and responsibility that AJ accepted under this Agreement, (ii) there are no unremedied breaches of this Agreement by LICENSEE as of the effective date of termination of the Kyoto Agreement, and (iii) there are no outstanding legal disputes between LICENSEE and AJ and/or Kyoto University.

In relation with the negotiation between Kyoto University (or its nominee) and LICENSEE, the license set forth in Article 2 shall be deemed to be continued [***] from the date of termination of the Kyoto Agreement and this Agreement, on condition and to the extent that LICENSEE complies with its obligations described under this Agreement including making payments to Kyoto University (or its nominee) for all amounts which would have been paid to AJ if this Agreement had not terminated.

10.6
Procedures for Expiration. After the expiration of this Agreement, LICENSEE will be free to use the Licensed Patents; however, LICENSEE shall not be relieved from its obligations to pay fees and royalties under Article 3 for the use of Licensed Patents which have accrued on or before the date of expiration under Section 11.2. After the expiration, LICENSEE may (i) sell Licensed Products manufactured on or before the date of expiration, (ii) complete the production of Licensed Products in process as of the date of expiration and sell the same, and (iii) manufacture Licensed Products from any and all Licensed Cells made on or before the date of expiration and sell the same, provided that in any of the above (i) to (iii), LICENSEE shall pay the applicable running royalties in accordance with Section 3.4 and Article 4, and submit a written royalty statement to AJ pursuant to Section 5.1. If there is no longer running royalties to be reported, LICENSEE shall notify AJ accordingly in the written royalty statement to be submitted next, and upon AJ’s written approval of the written royalty statement, LICENSEE shall be released from its obligation to pay the running royalties to AJ pursuant to Section 3.4.
10.7
Procedures for Termination. In the case of termination of this Agreement (except for the termination under Section 10.5 above), LICENSEE shall not use Licensed Patents after the termination, shall discontinue all sales of Licensed Products after the termination, and shall discard immediately (i) Licensed Products then in stock, (ii) Licensed Products then in process, and (iii) any and all Licensed Cells. LICENSEE shall submit a written statement to report such discard to AJ within thirty (30) days after the date of termination.

In addition, within thirty (30) clays after the date of termination pursuant to Section 11.2, LICENSEE shall pay the applicable fees and royalties under Article 3 for the Reporting Period including the date of termination in accordance with Section 3.4 and Article 4, and submit a written royalty statement to AJ pursuant to Section 5.1.

10.8
Change of Control. Subject to the provision of Section 12.2, upon a change of Control of LICENSEE (for example, through a stock purchase or sale, merger, acquisition, or any other form of corporate transaction other than a financing following which no single stockholder, together with such stockholder’s Affiliates, owns 50% or more of the stock or shares having the right to vote for the election of directors of LICENSEE), LICENSEE shall provide written notice to AJ consistent with the business transaction contemplated no later than ten (10) days after the occurrence of such change of Control.

If (i) LICENSEE fails to provide such notice, or (ii) a party which directly or indirectly takes LICENSEE’s Control is in any legal dispute or licensing conflict with AJ and/or the owner of the Licensed Patents at the time of the occurrence of such change of Control, this Agreement may be terminated by AJ on the effective date of such change of Control,

11.
Effect of Expiration and Termination
11.1
Survival. All rights and obligations of the Parties set forth herein that expressly or by their nature survive the expiration or termination of this Agreement, including, without limitation, the provisions of Articles I (Definitions), 3 (Fees and Royalties), 4 (Payment), 5 (Reports and Records), 6 (Representations and Warranties), 7 (Confidentiality), 9 (Indemnification), 10 (Term and Termination), (Effect of Termination) and 12 (Miscellaneous), and Section 2.4 shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement until they are satisfied or by their nature expire and shall bind the Parties and their legal representatives, successors, and permitted assigns.
11.2
No Release. The expiration or termination of this Agreement shall not relieve LICENSEE from its obligations hereunder which have accrued on or before the date of expiration or termination of this Agreement, including without limitation, the obligation to pay all fees and royalties under Article 3 to AJ. In the case of termination of this Agreement (except for the termination under Section 10.5 above), LICENSEE shall pay to AJ such fees and royalties within thirty (30) days after the date of termination.
12.
Miscellaneous
12.1
Relationship of Parties. The relationship of the Parties is that of independent contractors, and nothing herein shall be construed as establishing one Party or any of its employees as the agent, legal representative, joint venture, partner, employee, or servant of the other. Except as set forth herein, neither Party shall have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other.
12.2
Assignment. Neither Party shall assign, sell, pledge, encumber or otherwise convey any of its rights or interest in this Agreement without prior written consent of the other Party; provided, however, that AJ shall have the right to assign this Agreement to a Third Party as part of a sale or transfer of all or substantially all of the entire business of AJ relating to this Agreement. For the purpose of providing prior consent, AJ shall have the right to meet with the assignee to confirm it is not currently engaged in any legal dispute or licensing conflict with AJ and/or the owner of the Licensed Patents and to renegotiate the financial terms herein.
12.3
Amendment. This Agreement shall not be amended except by an instrument in writing executed by both Parties.
12.4
Entire Agreement. This Agreement, including any appendix hereto, shall constitute the entire, full, and complete agreement between the Parties concerning the subject matter hereof, and supersede all prior agreements, negotiations, representations, and discussions, written or oral, express or implied, between the Parties in relation thereto.
12.5
Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of Japan without regard to its conflicts of laws or rules, provided that those matters pertaining to the validity or enforceability of Licensed Patents shall be interpreted and enforced in accordance with the laws of the territory in which such patent rights exist.

12.6
Dispute. Any dispute, controversy or claim arising under, out of or relating to this Agreement and any subsequent amendment thereto, including, without limitation, its formation, validity, binding effect, interpretation, performance, breach or termination, as well as non-contractual claims, shall be submitted to [***]. The arbitration proceedings shall be held in [***].
12.7
Press Release. Neither Party shall issue any press release or other public announcements relating to this Agreement without obtaining the other Party’s prior written approval which will not be unreasonably withheld.
12.8
Notices. All communications concerning this Agreement, including payments, notices, demands or requests required or permitted hereunder shall be given in English and in writing, and shall be personally delivered or sent by registered or certified mail, return receipt requested, postage prepaid; facsimile transmission (receipt verified); e-mail; or express courier service (signature requested), in each case to the respective address specified below, or such other address or fax number as may be specified in writing to the other Party hereto:

LICENSEE:	Aspen Neuroscience, Inc. Address: 10835 Road to the Cure, Suite 100 San Diego, CA 91121, U.S.A. [***]
AJ:	IPS Academia Japan, Inc. [***]

12.9
Waiver. The terms and conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.
12.10
Gender and Number. All terms used herein in any one gender or number mean and include any other gender and number as the facts, context, or sense of this Agreement may require.
12.11
Headings. Headings used herein are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.
12.12
Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the Parties shall negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent.
12.13
Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.

12.14
Force Majeure. Neither Party will be responsible for delays resulting from causes beyond the reasonable control of such Party, including without limitation, fire, explosion, flood, war, strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.
12.15
Counterparts. This Agreement may be signed in two or more counterparts, all of which together shall constitute one and the same agreement, binding on the Parties as if each had signed the same document.
12.16
Compliance of Law. LICENSEE shall ensure that any activity conducted under this Agreement will comply with all applicable laws and governmental regulations in force and effect in the Territory. Upon request by AJ, LICENSEE shall provide AJ with all information and assistance necessary to comply with any governmental request relating to this Agreement.

[Remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date below and this Agreement is effective as of the Effective Date.

iPS Academia Japan, Inc.		Aspen Neuroscience, Inc.
By:	/s/ Mitsuomi Shirahashi	By:	/s/ Howard Federoff
	Mitsuomi .Shirahashi		Howard Federoff
Title:	President & CEO	Title:	CEO
Date:	October 1, 2019	Date:	September 30, 2019

Appendix A
(Licensed Patents)

AJ No.	Country	Application No.	Patent No.
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

AJ No.	Country	Application No.	Patent No.
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

AJ No.	Country	Application No.	Patent No.
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Appendix B

(Annual Report format example)

Date:

LICENSEE:

Agreement in reference: Non-Exclusive License Agreement effective as of Period covered: Calendar Year

The progress or any update for commercialization of Licensed Products during the Period and the (estimated) schedules commercialization of Licensed Products as of the Date above is described as follows.

➢ Major Progress

➢ Estimated schedule

(i)
IND
(ii)
NDA
(iii)
Launch

Person in charge:

Signature:

Date:

Appendix C

(Event Notice format example)

Date:

LICENSEE:

Agreement in reference: Non-Exclusive License Agreement effective as of

Please cheek the event to be reported by this notice, and describe the area and country where such event occurred and the date when such event occurred.

Section 2.7

Date of NDA Approval	Country	Approval Number	Product same/product code/development code*

*Any name or number which can identify the product approved by the NDA Approval.

Section 3.3.1

Events	Area(1)	Country	Date	Amounts
(i) LICENSEE first files an IND Application for the Licensed Products in any of the Areas.				[***]
(ii) LICENSEE first files an IND Application for the Licensed Products in the Areas excluding the Area where the IND Application is first filed under the above subsection (i).				[***]
(iii) LICENSEE first files an IND Application for the Licensed Products in the Area excluding the Areas where the IND Application is first filed under the above subsections (i) and (ii).				[***]

Section 3.3.2

Events	Area(1)	Country	Date	Amounts
[***]				[***]

(ii) After the occurrence of either of the events under the above subsection (i), LICENSEE first files an NDA for the Licensed Products in the Areas excluding the Area where the NDA is first filed under the above subsection (i)(a) in such case.

[***]

(iii) After the occurrence of either of the events under the above subsection (ii) LICENSEE first files an NDA for the Licensed Products in the Area(s) excluding the Area(s) where the NDA is first filed tinder the above subsection (i)(a), and/or subsection (ii).

[***]

1) North America, Europe or ROW

Person in charge:

Signature:

Date:

Appendix D

(Financial Terms for Non-SSE)

Fees and Royalties	Non-SSE
Upfront Fee (Section 3.1)	[***]
Annual Maintenance Fees (Section 3.2)	[***]
Milestone Payments on IND Application: (Section 3.3.1(i))	[***]
Milestone Payments on IND Application: (Section 3.3.1(ii))	[***]
Milestone Payments on IND Application: (Section 3.3.1(iii))	[***]
Milestone Payments on NDA: (Section 3.3.2(i))	[***]
Milestone Payments on NDA: (Section 3.3.2(ii))	[***]
Milestone Payments on NDA: (Section 3.3.2(iii))	[***]
Milestone Payments after NDA Approval: (Section 3.3.3(i))	[***]
Milestone Payments after NDA Approval: (Section 3.3.3(ii))	[***]
Running Royalties (Section 3.4)	[***]
Annual Minimum Royalties (Section 3.5)	[***]

Appendix E

(Royalty Statement format example)

Date:

LICENSEE:

Agreement in reference: Non-Exclusive License Agreement effective as of Status of LICENSEE (SSE1) or Non-SSE2):

Reporting Period covered: From _________________ Through _________________

Country	Product name	AJ No (Licensed Patent)	Number sold	Cross receipts	Net Sales*	Royalty Rate	Royalty amount

* Exchange rates employed:

Total Net Sales:
Total royalty amount:
Tax:
Total payment to AJ:
Cumulative Net Sales as of end of previous period:
Cumulative Net Sales as of end of current period:

Check event to be reported.		Milestone Payments:
3.3.3	(i) The cumulative Net Sales of the Licensed Products from the beginning of the sales thereof in the Territory reach [***].	[***]
	(ii) The cumulative Net Sales of the Licensed Products from the beginning of the sales thereof in the Territory reach [***].	[***]

1 “SSE” means [***] .

2 “Non-SSE” means an entity other than SSE.

Person in charge: Signature: Date:

Appendix F

(Annual Minimum Royalty Statement format example)

Date:

LICENSEE:

Agreement in reference: Non-Exclusive License Agreement effective as of Status of LICENSEE (SSE3) or Non-SSE4):

Reporting Period covered: From _______________ Through _______________

Reporting Periods:	Creditable Running Royalties
1Q (Jan. t to Mar. 31, YYYY):
2Q (Apr. 1 to Jun. 30, YYYY):
3Q (Jul, 1 to Sep. 30, YYYY):
4Q (Oct. Ito Dec. 31, YYYY):

Total running royalties (A):
Annual Minimum Royalty (B):
Balance of payment (B-A or 0,00):
Tax:
Total payment to AJ:

Person in charge:

Signature:

Date:

3 “SSE” means [***].

4 “Non-SSE” means an entity other than SSE.

Appendix G
(Collaborator 2 and Collaborator 3)

Collaborator 2

Name	Address	Outline of collaborative research plan with LICENSEE including the research purpose

Collaborator 3

Name	Address	Outline of collaborative research plan with LICENSEE including the research purpose